UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2011

First Midwest Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10967	36-3161078
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

(630) 875-7450

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST MIDWEST BANCORP, INC.

FORM 8-K

April 27, 2011

Item 2.02 Results of Operations and Financial Condition

On April 27, 2011, First Midwest Bancorp, Inc. (the “Company”) issued a press release announcing its earnings results for the quarter ended March 31, 2011. This press release, dated April 27, 2011, is attached as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure

The Company also has made the information attached hereto as Exhibits 99.2 available via its website at www.firstmidwest.com/aboutinvstor_selected.asp.

The information set forth in Items 2.02 and 7.01 of this Current Report on Form 8-K (including the text of the information attached hereto as Exhibits 99.1 and 99.2) is being furnished to, but not filed with, the Securities and Exchange Commission (“SEC”) and shall not be deemed incorporated by reference into any filing made by the Company with the SEC, except as shall be expressly set forth by specific reference in such filing. The Company is not undertaking any duty to update this information after the date of this Report.

Item 9.01 Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibit Index:

99.1	Press Release issued by First Midwest Bancorp, Inc. dated April 27, 2011

99.2	First Midwest Bancorp, Inc. Selected Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: April 27, 2011	/s/ CYNTHIA A. LANCE
By: Cynthia A. Lance Executive Vice President and Corporate Secretary